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                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY
                          For Tender of All Outstanding
                          9 1/2% Senior Notes Due 2008

                                       of

                         MORRIS MATERIAL HANDLING, INC.
                      Fully and Unconditionally Guaranteed
                              By __________________

         This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) a certificate or certificates representing the Company's (as defined below) 9 1/2% Senior Notes Due 2008 (the "Old Notes") are not immediately available, (ii) Old Notes, the Letter of Transmittal and all other required documents cannot be delivered to United States Trust Company of New York (the "Exchange Agent") on or prior to 5:00 P.M. New York City time, on the Expiration Date (as defined in the Prospectus referred to below) or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by telegram, telex or facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                  The Exchange Agent For The Exchange Offer Is:
                     United States Trust Company Of New York


                                By Hand Delivery:
                     United States Trust Company of New York
                                  111 Broadway
                   Lower Level Corporate Trust Services Window
                            New York, New York 10006

                        By Registered or Certified Mail:
                     United States Trust Company of New York
                           P.O. Box 843 Cooper Station
                            New York, New York 10276
                       Attention: Corporate Trust Services


                              By Overnight Courier:
            (or by Hand after 4:30 p.m. on the Expiration Date Only)
                     United States Trust Company of New York
                            770 Broadway, 13th Floor
                            New York, New York 10003
                       Attention: Corporate Trust Services

                            Facsimile Transmissions:
               (Eligible Institutions and Withdrawal Notices Only)
                                 (212) 780-0592
                             To Confirm By Telephone
                            or for Information Call:
                                 1-800-548-6565

         Delivery of this Notice Of Guaranteed Delivery to an address other than as set forth above or transmission of this Notice of Guaranteed Delivery via facsimile to a number other than as set forth above will not constitute a valid delivery.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

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Ladies and Gentlemen:

         The undersigned hereby tenders to Morris Material Handling, Inc., a Delaware Corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus dated August 12, 1998 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

Aggregate Principal                     Name(s) of Registered Holder(s):
Amount Tendered: $
                   ------------------   ---------------------------------------
Certificate No(s)
if available):
               ----------------------

(Total Principal Amount Represented by
Old Notes Certificate(s))

$
 ------------------------------------

If Old Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number:
                    -----------------
Date:
      -------------------------------

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

X
 ------------------------------------------------   ----------------------------
X
 ------------------------------------------------   ----------------------------
Signature(s) of Owner(s)                         Date
or Authorized Signatory

Area Code and Telephone Number:
                               ------------------

                                       2

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         Must be signed by the holder(s) of the Old Notes as their name(s)
appear(s) on certificate(s) representing such Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                           Please print name(s) and address(es)

Name(s):
               -----------------------------------------------------------------

               -----------------------------------------------------------------


Capacity:      -----------------------------------------------------------------

Address(es):   -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------


                                       3

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               THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED
                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes to the Exchange Agent's account at The Depositary Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three business days after the date of execution of this Notice of Guaranteed Delivery.

         The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Old Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.


------------------------------------     --------------------------------------
           Name of Firm                           Authorized Signature


------------------------------------     --------------------------------------
             Address                                     Title


------------------------------------     --------------------------------------
             Zip Code                            (Please Type or Print)


------------------------------------     --------------------------------------
Area Code and Telephone No.              Dated:

NOTE: DO NOT SEND OLD NOTES WITH THIS FORM. OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.


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